(Letterhead  of  Bongiovanni  &  Associates)


                                                           555 S. Powerline Road
                                                    Pompano Beach, Florida 33069

(954)  979-5353  Office
(954)  979-6695  fax

To  the  Board  of  Directors  and  Stockholders:
Peoplesway.com,  Inc.
2969  Interstate  Street
Charlotte,  NC  28208

July  16,  2001

Gentlemen:

We hereby consent to the use of our audit report of Peoplesway.com, Inc. dated June 21, 2001 for the year ended March 31, 2001 in the Form 10-KSB of Peoplesway.com, Inc. dated June 28, 2001.




/s/  Perrella  &  Associates
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